Exhibit 10.12**

**CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

AMENDMENT NUMBER ONE

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of February 13, 2004, by and among BANC OF AMERICA STRATEGIC SOLUTIONS, INC., a Delaware corporation, a subsidiary of and as successor to Bank of America, N.A. by assignment, U.S. BANK NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association (each individually a “Lender” and collectively the “Lenders”), BANK OF AMERICA, N.A., as agent for Lenders (“Agent”), and FLOW INTERNATIONAL CORPORATION, a Washington corporation (“Borrower”).

RECITALS

A. Lenders, Agent and Borrower are parties to that certain Second Amended and Restated Credit Agreement dated as of July 28, 2003 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The parties wish to amend certain definitions in the Credit Agreement and Schedule 2 attached thereto. The parties also wish to amend certain default provisions in the Credit Agreement deleting the requirement that Flow Asia Corporation (“FAC”) provide the Agent with a perfected security in its accounts and inventory given that (i) Agent has been advised by its counsel in Taiwan that (A) under Taiwan law there is no mechanism by which a creditor may take a security interest in accounts and inventory of a debtor located in Taiwan, and (B) there is no custom or law allowing a creditor to take a security interest in the deposit accounts of a debtor located in Taiwan held at another bank, and (ii) Borrower has represented and warranted to Agent that the structure proposed by Agent’s counsel in Taiwan to allow Agent to have control and set-off rights over the proceeds of FAC’s accounts and inventory by way of (A) notation of Agent’s interest on the invoices sent to account debtors, (B) execution of an account assignment agreement and (C) execution of a sweep account agreement, would be too intrusive into the day-to-day business operations of FAC and hinder and confuse its relationships with account debtors and materially impair its existing depository and credit relationships with its local Taiwanese lenders.

C. The parties further wish to amend the default provisions in the Credit Agreement to delete the requirement that Borrower provide Agent with a leasehold deed of trust covering Borrower’s leasehold interest in Kent, Washington and a corresponding landlord consent to such deed of trust given that the landlord has refused to provide its consent and such consent is required in the applicable lease.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Amendment to Article 1 - Definitions. Article 1 of the Credit Agreement is hereby amended as follows:

(i) Amendment to Definition of “Loan Documents.” The definition of “Loan Documents” is hereby deleted and replaced with the following:

“Loan Documents” means the Existing Loan Documents and the New Loan Documents, and all other agreements, documents, instruments, powers of attorney, resolutions, certificates, financing statements, stock powers or notices executed by or on behalf of Borrower or its Affiliates or any Guarantor in connection with this Agreement, the Original Agreement and the Amended and Restated Agreement or the transactions contemplated hereby or thereby, in any case, either prior to or after the date hereof or thereof, in each case, as the same may be amended, restated, extended, supplemented or otherwise modified from time to time. With respect to any New Loan Document that has not yet been finalized and executed, such document shall become a “Loan Document” upon execution and delivery to Agent.

(ii) Amendment to Definition of “New Loan Documents.” The definition of “New Loan Documents” is hereby deleted and replaced with the following:

“New Loan Documents” means the documents listed on Schedule 2 attached hereto and by this reference incorporated herein.

(iii) Addition of Definition of “Majority Lenders.” The definition of “Majority Lenders” is hereby added to the Credit Agreement to read as follows:

“Majority Lenders” means all Lenders.

(b) Amendment to Schedule 2. Schedule 2 of the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 2 attached hereto.

(c) Amendment to Section 8.1(w)(2). Section 8.1(w)(2) is deleted and replaced with the following:

(2) Agent shall have received evidence of Agent’s perfected first priority lien in each Foreign Guarantor’s assets listed on Schedule 5.19, or in such portion of such property as Agent may request; excluding however, the accounts and inventory of FAC.

(d) Deletion of Section 8.1(w)(5). Section 8.1(w)(5) is hereby deleted in its entirety.

3. Conditions to Effectiveness. This Amendment shall become effective when Borrower, Agent and each Lender shall have executed and delivered counterparts hereof to Agent and each Domestic Guarantor shall have executed and delivered counterparts of the Guarantors’ Consent subjoined to this Amendment to Agent.

4. Additional Covenants. On or before April 30, 2004, Borrower shall deliver to the Agent each Foreign Guarantor’s executed signature page of the subjoined Guarantor’s Consent.

5. Representations and Warranties. Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

6. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents (including, without limitation, those set forth in Schedule 2 attached hereto) shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

9. Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number One to Second Amended and Restated Credit Agreement as of the date first above written.

BORROWER:	FLOW INTERNATIONAL CORPORATION

By
	Name:	Stephen D. Reichenbach
	Title:	Chief Financial Officer

By
	Name:	John S. Leness
	Title:	General Counsel and Secretary

LENDERS:	BANC OF AMERICA STRATEGIC SOLUTIONS, INC.

By
	Name:	Thomas E. Brown
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By
	Name:	Elizabeth C. Hengeveld
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By
	Name:	Stephen Barkley
	Title:	Senior Vice President

BANK OF AMERICA, N.A.

By
	Name:	Ken Puro
	Title:	Vice President

SCHEDULE 2

NEW LOAN DOCUMENTS

1.	Second Amended and Restated Credit Agreement.

2.	Security Agreement executed by certain Foreign Guarantors in favor of Agent and Lenders.

3.	Guaranty executed by certain Foreign Guarantors in favor of Agent and Lenders.

4.	Third Amended and Restated Notes executed by Borrower in favor of each Lender.

5.	Amended and Restated Pledge Agreement executed by Borrower in favor of Agent.

6.	Restructure Agreement.

7.	Reduction Letter.

8.	Equipment Chattel Mortgage (Chinese and English versions) made by FAC in favor of Agent.

9.	Supplement and Amendment Number One to Amended and Restated Pledge Agreement executed by Borrower in favor of Agent.

10.	Letter Agreement supplementing the Second Amended and Restated Credit Agreement regarding the FAC documents.

11.	Pledge Agreement (Taiwan Patents) executed by Borrower in favor of Agent.

12.	Pledge Agreement (Taiwan Trademarks) executed by Borrower in favor of Agent.

13.	Mortgage (second position lien) on real property owned by FAC made in favor of Agent.

14.	Agreement on the Global Assignment of Accounts Receivable executed by Flow Europe Manufacturing GmbH & CO.-KG (“FEMG”) in favor of Agent.

15.	Agreement on the Creation of a Security Interest in Moveable Assets and Inventory executed by FEMG in favor of Agent.

16.	Agreement on the Creation of a Pledge Over Shares executed by Borrower in favor of Agent.

17.	Agreement on the Creation of a Pledge Over Shares executed by Flow Europe GmbH (“FEG”) in favor of Lenders and Agent.

18.	Agreement on the Global Assignment of Accounts Receivable executed by FEG in favor of Agent.

19.	Agreement on the Creation of a Security Interest in Moveable Assets and Inventory executed by FEG in favor of Agent.

20.	Agreement on the Creation of a Security Interest in Intellectual Property Rights executed by FEMG and FEG in favor of Agent.

21.	Agreement on the Creation of a Security Interest in Intellectual Property Rights executed by Borrower in favor of Agent.

22.	Notice of Grant of Security Interest in Patents executed by FEG in favor of Agent.

23.	Share Pledge Agreement executed by Flow International FPS AB (“Flow Sweden”) in favor of Agent.

24.	Notice to Avure Technologies AB (“Avure AB”) regarding Share Pledge Agreement executed by Flow AB in favor of Agent.

25.	Supplement and Amendment Number One to Foreign Guaranty Agreement executed by Flow Holdings Sagl (“Flow Switzerland”), Flow Sweden, Avure AB, FAC, FEG and FEMG in favor of Agent.

26.	Supplement and Amendment Number One to Security Agreement (Foreign Subsidiaries) executed by Flow Switzerland, Flow Sweden, Avure AB, FAC, FEG and FEMG.

27.	Floating Charge/ Business Mortgage Agreement executed by Avure AB in favor of Agent.

28.	Notices to prior lienholders in Sweden of Agent’s lien on Flow Sweden and Avure AB’s assets.

29.	Notice to the Swedish PRV regarding Agent’s floating charge.

30.	Deed of Pledge regarding Borrower’s interest in the stock of Flow Switzerland.

31.	Intellectual Property Rights Pledge Agreement made by Borrower in favor of Agent.

32.	Intellectual Property Rights Pledge Agreement made by Flow Switzerland in favor of Agent.

33.	Receivables Assignment Agreement made by Flow Switzerland in favor of Agent.

34.	Notice of Grant of Security Interest in Patents made by Flow Switzerland.

GUARANTOR’S CONSENT

Each undersigned guarantor (each a “Guarantor”) is a guarantor of the indebtedness, liabilities and obligations of Flow International Corporation, a Washington corporation (the “Borrower”) under that certain Second Amended and Restated Credit Agreement dated as of July 28, 2003 (as amended from time to time, the “Credit Agreement”) referred to in the within and foregoing Amendment Number One to Second and Restated Credit Agreement dated as of February 13, 2004 (the “First Amendment”) and the other Loan Documents described in the Credit Agreement. Each Guarantor hereby acknowledges that it has received a copy of the First Amendment and hereby consents to its contents, including all prior and current amendments to the Credit Agreement and the other Loan Documents described therein (notwithstanding that such consent is not required). Each Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Credit Agreement and the other Loan Documents shall include the obligations of the Borrower under the Credit Agreement as amended by the First Amendment. All capitalized terms not defined herein have the meanings given in the Credit Agreement.

DOMESTIC GUARANTORS:

AVURE TECHNOLOGIES, INC

By:
Name:
Title:

CIS ACQUISITION CORPORATION

By:
Name:
Title:

FLOW WATERJET FLORIDA CORPORATION

By:
Name:
Title:

FOREIGN GUARANTORS:

FLOW ASIA CORPORATION

By:
Name:
Title:

FLOW EUROPE GMBH

By:
Name:
Title:

FLOW EUROPE MANUFACTURING GMBH & CO. KG.

By:
Name:
Title:

FLOW HOLDINGS SAGL

By:
Name:
Title:

FLOW INTERNATIONAL FPS AB

By:
Name:
Title:

AVURE TECHNOLOGIES AB

By:
Name:
Title:

AMENDMENT NUMBER TWO

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NUMBER TWO TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of May 6, 2004, by and among BANC OF AMERICA STRATEGIC SOLUTIONS, INC., a Delaware corporation, a subsidiary of and as successor to Bank of America, N.A. by assignment, U.S. BANK NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association (each individually a “Lender” and collectively the “Lenders”), BANK OF AMERICA, N.A., as agent for Lenders (“Agent”), and FLOW INTERNATIONAL CORPORATION, a Washington corporation (“Borrower”).

RECITALS

A. Lenders, Agent and Borrower are parties to that certain Second Amended and Restated Credit Agreement dated as of July 28, 2003, as amended by that certain Amendment Number One to Second Amended and Restated Credit Agreement dated as of February 13, 2004 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. In order to simplify its corporate structure and expedite on-going financial reporting processes, Borrower intends to merge its German second-tier subsidiary, Flow Europe Manufacturing & Co. KG (“Flow KG”), with and into Flow KG’s parent corporation Flow Europe GmbH (“Flow Europe”). Flow Europe is a wholly-owned German subsidiary of Borrower and will be the surviving entity. Each of Flow KG and Flow Europe are Guarantors under the Credit Agreement. Without the written consent of Agent, such merger is prohibited under Section 7.2 of the Credit Agreement. Such merger is referred to in this Amendment as the “German Subsidiary Merger.”

C. Borrower also intends to liquidate and dissolve its wholly-owned UK subsidiary Robotic Simulations, Ltd. (“RSL”) to further simplify its corporate structure and avoid the administration of an inactive subsidiary. RSL provided computer programming services to Borrower-related entities. RSL has no employees and is in the process of settling its accounts. Without the written consent of Agent, such liquidation is prohibited under Section 7.2 of the Credit Agreement. Such liquidation and dissolution is referred to in this Amendment as the “RSL Liquidation.”

D. Flow Asia Corporation, a Taiwan corporation (“FAC”), a wholly-owned subsidiary of Borrower and a Guarantor under the Credit Agreement, has entered into a seven (7) year note for the principal amount of 145,000,000NTD (approximately US$4,100,000) with Chiao Tung Bank. Without the written consent of Agent, FAC’s incurrence of such indebtedness is prohibited under Section 7.3 of the Credit Agreement. Such loan is referred to in this Amendment as the “Chiao Tung Bank Loan.”

E. In connection with the Chiao Tung Bank Loan, FAC has granted to Chiao Tung Bank a first position lien on that portion of the building owned by FAC in Hsin Chu, Taiwan. Pursuant to Section 7.5 of the Credit Agreement, FAC was prohibited from creating such lien without Agent’s written consent. Such lien is referred to in this Amendment as the “Chiao Tung Bank Lien.”

F. Borrower has also agreed to make a permanent reduction of the Total Revolving Commitment in the principal amount of Three Million Three Hundred Thousand Dollars ($3,300,000) and also to pay down any outstanding Revolving Loans by such principal amount.

G. Borrower requests that Agent provide its written consent to the actions described in the foregoing recitals and make certain other amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Credit Agreement.

2. Consent of Agent. Agent hereby provides its consent to the German Subsidiary Merger, the RSL Liquidation, the Chiao Tung Bank Loan and the Chiao Tung Bank Lien, each as further described in the recitals above and as described in that certain letter from Dan Hillman, Director of Tax and Treasury of Borrower, to Agent dated April 27, 2004.

3. Pay Down of Revolving Loans. No later than June 30, 2004, Borrower agrees to make a principal payment on the outstanding Revolving Loans in an amount equal to Three Million Three Hundred Thousand Dollars ($3,300,000) (the “Pay Down Amount”). Such principal payment shall permanently reduce the Total Revolving Commitment by the same amount. For the avoidance of doubt, the parties agree that Pay Down Amount includes the Two Million Dollar ($2,000,000) principal payment referred to in that certain letter dated April 13, 2004 from Ken Puro on behalf of Bank of America, N.A., Commercial Agency Management, to Stephen Light, Chief Executive Officer, Flow International Corporation.

4. Conditions to Effectiveness. This Amendment shall become effective when Borrower, Agent and each Lender shall have executed and delivered counterparts hereof to Agent and each Domestic Guarantor shall have executed and delivered counterparts of the Guarantors’ Consent subjoined to this Amendment to Agent.

5. Release and Waiver. Borrower ratifies and reconfirms the Loan Documents and all of its obligations and liabilities thereunder and hereby waives and releases any and all defenses that either of them may now have or hereafter acquire with respect to the Loan Documents based on or otherwise relating to any events or circumstances which occurred or existed on or prior to the date hereof. Borrower hereby releases and forever discharges Agent and Lenders, their respective affiliates, and their respective officers, directors, agents and employees from every claim, demand and cause of action whatsoever, of every kind and nature, whether presently known or unknown, suspected or unsuspected, arising or alleged or to have risen or which shall arise hereafter from any act, omission or condition which occurred or existed on or prior to the date of this Amendment.

6. Additional Covenant. On or before May 15, 2004, Borrower shall deliver to Agent each Foreign Guarantor’s executed signature page of the subjoined Guarantor’s Consent. Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement, subject to any cure periods described therein, if each Foreign Guarantor’s executed signature page is not delivered to the Agent by the date set forth above.

7. Representations and Warranties. Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment (except in the case of the first sentence of Section 5.19 of the Credit Agreement, which representation and warranty was intended to be made only as of the date of the Credit Agreement) and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

8. No Further Amendment. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

11. Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Two to Second Amended and Restated Credit Agreement as of the date first above written.

BORROWER:	FLOW INTERNATIONAL CORPORATION

By
	Name:	Stephen D. Reichenbach
	Title:	Chief Financial Officer

By
	Name:	John S. Leness
	Title:	General Counsel and Secretary

LENDERS:	BANC OF AMERICA STRATEGIC SOLUTIONS, INC.

By
	Name:	Thomas E. Brown
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By
	Name:	Elizabeth C. Hengeveld
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By
	Name:	Stephen Barkley
	Title:	Senior Vice President

AGENT:	BANK OF AMERICA, N.A.

By
	Name:	Ken Puro
	Title:	Vice President

GUARANTOR’S CONSENT

Each undersigned guarantor (each a “Guarantor”) is a guarantor of the indebtedness, liabilities and obligations of Flow International Corporation, a Washington corporation (the “Borrower”) under that certain Second Amended and Restated Credit Agreement dated as of July 28, 2003 (as amended from time to time, the “Credit Agreement”) referred to in the within and foregoing Amendment Number Two to Second Amended and Restated Credit Agreement dated as of May 6, 2004 (the “Second Amendment”) and the other Loan Documents described in the Credit Agreement. Each Guarantor hereby acknowledges that it has received a copy of the Second Amendment and hereby consents to its contents, including all prior and current amendments to the Credit Agreement and the other Loan Documents described therein (notwithstanding that such consent is not required). Each Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Credit Agreement and the other Loan Documents shall include the obligations of the Borrower under the Credit Agreement as amended by the Second Amendment. All capitalized terms not defined herein have the meanings given in the Credit Agreement.

DOMESTIC GUARANTORS:
AVURE TECHNOLOGIES, INC

By:
Name:
Title:

CIS ACQUISITION CORPORATION

By:
Name:
Title:

FLOW WATERJET FLORIDA CORPORATION

By:
Name:
Title:

FOREIGN GUARANTORS:	FLOW ASIA CORPORATION

By:
Name:
Title:

FLOW EUROPE GMBH

By:
Name:
Title:

FLOW EUROPE MANUFACTURING GMBH & CO. KG.

By:
Name:
Title:

FLOW HOLDINGS SAGL

By:
Name:
Title:

FLOW INTERNATIONAL FPS AB

By:
Name:
Title:

AVURE TECHNOLOGIES AB

By:
Name:
Title:

**CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

AMENDMENT NUMBER THREE

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NUMBER THREE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is made as of July 28, 2004, by and among BANC OF AMERICA STRATEGIC SOLUTIONS, INC., a Delaware corporation, a subsidiary of and as successor to Bank of America, N.A. by assignment, U.S. BANK NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association (each individually a “Lender” and collectively the “Lenders”), BANK OF AMERICA, N.A., as agent for Lenders (“Agent”), and FLOW INTERNATIONAL CORPORATION, a Washington corporation (“Borrower”).

RECITALS

A. Lenders, Agent and Borrower are parties to that certain Second Amended and Restated Credit Agreement dated as of July 28, 2003, as amended by that certain Amendment Number One to Second Amended and Restated Credit Agreement dated as of February 13, 2004, and as amended by that certain Amendment Number Two to Second Amended and Restated Credit Agreement dated as of May 6, 2004 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Borrower has requested that Agent and Lenders agree to an extension of the maturity date of the Loans and that certain other amendments be made to the terms of the Credit Agreement.

C. Lenders and Agent are willing to agree to Borrower’s requested extension of the maturity date of the Loans and certain other amendments to the Credit Agreement subject to the terms and conditions specified in this Third Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Third Amendment shall have the meaning set forth in the Credit Agreement. The recitals are incorporated in and made part of this Third Amendment.

2. Amendments to Credit Agreement.

(a) Additions and Amendments to Section 1.1 - Definitions. The following definitions are amended, added to, or deleted from Section 1.1 of the Credit Agreement, as the case may be, as follows:

“Agreement” means this Agreement as amended by the Prior Amendments, the Third Amendment and any and all subsequent amendments to the Agreement.

“Alternate Restructure Event” is deleted.

“Alvarez” means Alvarez & Marsal, LLC, a New York limited liability company.

“Asset Sale Net Proceeds” shall mean the gross proceeds attributable to the sale of any assets (other than the sale of assets in the ordinary course of business) owned by Borrower or any Guarantor minus (i) the expenses associated with such sale including, without limitation, investment banking, legal, accounting and any other broker fees associated with the sale of such asset, (ii) the satisfaction of any encumbrances secured by a lien senior to that of the Agent and Lenders, (iii) the satisfaction of any other contractual or legal liability required to be satisfied as a result of such Sale, and (iv) a reserve for estimated taxes due associated with the sale of such asset.

“ATAB” means Avure Technologies AB, a limited liability company organized under the laws of Sweden, and an indirect subsidiary of Borrower.

“Base Rate” means (i) the sum of the Prime Rate and four percent (4%) from the Third Amendment Effective Date until October 31, 2004, (ii) the sum of the Prime Rate and five percent (5%) from November 1, 2004 until January 31, 2005, (iii) the sum of the Prime Rate and six percent (6%) from February 1, 2005 until April 30, 2005, and (iv) the sum of the Prime Rate and seven percent (7%) from May 1, 2005 until the Revolving Maturity Date.

“Chiao Tung Loans” has the meaning given that term in Section 7.3.

“Collateral Differential” means, as of any Collateral Measurement Date, the amount (if any) by which the Minimum Collateral Amount as of such date exceeds the net book value of the Collateral.

“Collateral Measurement Date” means the applicable date designated as a Collateral Measurement Date in Section 6.13.

“Consent to Amendment” shall mean the Consent to Amendment in substantially the form of Exhibit D hereto.

“Default Rate” shall mean a per annum rate equal to the then-current Base Rate plus three percent (3%). Any reference to “Default Rate” in Section 2.5(a) and elsewhere in the Agreement and any other Loan Document shall refer to the Default Rate as amended by this Third Amendment.

“EBITDA” means operating income, plus the sum of (i) depreciation expense, (ii) depletion expense, (iii) amortization expense, (iv) restructuring expenses not to exceed $1,500,000 in fiscal year 2005, (v) fees paid to legal and financial advisors associated with Borrower’s refinancing efforts and negotiations with its existing creditors, (vi) one-time, non-cash charges related to write-downs of intangibles or goodwill, (vii) non-cash compensation, (viii) one-time VAT tax liability “true-up” of $290,000 (U.S.) in Flow Europe recorded in the fourth quarter of fiscal year 2004, associated with the fiscal periods prior to and including the year ended April 30, 2004, and (ix) any costs or write-downs associated with a Restructure Event.

“EBITDA Measurement Period” has the meaning given in Section 6.12.

“FAC” means Flow Asia Corporation, a corporation formed under the laws of Taiwan, and a wholly-owned subsidiary of Borrower.

“FEG” or “Flow Europe” means Flow Europe GmbH, a corporation organized under the laws of Germany and a wholly-owned subsidiary of Borrower.

“Handelsbanken Loans” has the meaning given that term in Section 7.3.

“Loan Documents” means the Existing Loan Documents, the New Loan Documents, the Prior Amendments, the Third Amendment, the Warrants, the Second Restructure Agreement, and all other agreements, documents, instruments, powers of attorney, resolutions, certificates, financing statements, stock powers or notices executed by of on behalf of Borrower or its Affiliates or any Guarantor in connection with this Agreement, the Original Agreement and the Amended and Restated Agreement or the transactions contemplated hereby or thereby, in any case, either prior to or after the date hereof or thereof, in each case, as the same may be amended, restated, extended, supplemented or otherwise modified from time to time. With respect to any New Loan Document that has not yet been finalized and executed, such document shall become a “Loan Document” upon execution and delivery to Agent.

“LTM” means last twelve months.

“Mandatory Reductions” has the meaning given in Section 2.1(b)(ii).

“Minimum Collateral Amount” means the applicable amount designated as a Minimum Collateral Amount in Section 6.13.

“Minimum EBITDA Amount” has the meaning given in Section 6.12.

“Optional Reductions” has the meaning given in Section 2.1 (b)(iii).

“Performance Premium” has the meaning given in Section 6.12A.

“Prior Amendments” means that certain Amendment Number One to Second Amended and Restated Credit Agreement dated as of February 13, 2004 and that certain Amendment Number Two to Second Amended and Restated Credit Agreement dated as of May 6, 2004.

“Revolving Maturity Date” means August 1, 2005.

“Scheduled Reduction” has the meaning given in Section 2.1(b)(i).

“Second Restructure Agreement” means that certain Second Restructure Agreement by and between Agent, Lenders and Borrower dated as of July 28, 2004 in the form attached to the Third Amendment as Exhibit A hereto.

“Stock Sale Net Proceeds” shall mean the gross cash proceeds attributable to any public or private offering by the Borrower or other sale by Borrower after the Third Amendment Effective Date of its common or preferred stock or warrants, options, rights or other equity interests minus all fees and expenses associated with such sale including, without limitation, investment banking, legal, accounting, printing, transfer agent and broker fees associated with such sale.

“Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement by and among the Agent, Lenders and Borrower and consented to by each Guarantor dated as of July 28, 2004.

“Third Amendment Effective Date” means July 28, 2004 or such later date as the Agent, each Lender and Borrower may agree.

“Warrants” has the meaning given in Section 2A. 1.

“Warrant Vesting Event” has the meaning given that term in Section 2A.2.

(b) Amendment to Section 2.1(a). Section 2.1 (a) of the Credit Agreement is hereby deleted and replaced with the following:

(a) The Revolving Credit. Subject to the terms and conditions of this Agreement, each Lender hereby severally agrees to make loans (“Revolving Loans”) to Borrower from time to time on Business Days until the Revolving Maturity Date (the “Revolving Commitment Period”) in amounts equal to such Lender’s Pro Rata Share (as set forth below) of each requested Loan; provided that, after giving effect to any requested Loan (i) the aggregate of all Revolving Loans from such Lender will not exceed at any one time outstanding the Total Revolving Commitment then in effect multiplied by such Lender’s Pro Rata Share (such Lender’s “Revolving Commitment”), and (ii) the Total Utilization will not exceed the Total Revolving Commitment then in effect. Each Lender’s Revolving Commitment as of the Third Amendment Effective Date is set forth opposite its name below. The Revolving Loans described in this Section 2.1 (a) constitute a revolving credit and within the amount and time specified, Borrower may pay, prepay and reborrow.

Lender	Revolving Commitment as of Third Amendment Effective Date	Pro Rata Share
Bane of America Strategic Solutions, Inc.	$19,020,447.12	44.506849315%
U.S. Bank National	$12,785,674.52	29.917808220%
Association
KeyBank National Association	$10,929,878.36	25.575342465%
Total Revolving Commitment as of Third Amendment Effective Date	$42,736,000.00	100.00%

(b) Reductions in Total Revolving Commitment.

(i) Scheduled Reduction. On April 30, 2005, the Total Revolving Commitment shall be permanently reduced by One Million Seven Hundred Thirty-Six Thousand Dollars ($1,736,000). Such reduction (the “Scheduled Reduction”) shall be in addition to any Mandatory Reductions. The Scheduled Reduction shall also be in addition to any Optional Reduction except to the extent Borrower notifies Agent that some or all of such Optional Reduction shall be applied toward the Scheduled Reduction.

(ii) Mandatory Reductions. The Total Revolving Commitment shall be permanently reduced on the following dates and in the following amounts:

(A) on any date when Borrower receives (or becomes entitled immediately to receive) any Asset Sale Net Proceeds, the Total Revolving Commitment shall be permanently reduced by an amount equal to one hundred percent (100%) of such Asset Sale Net Proceeds;

(B) on any date when Borrower receives (or becomes entitled immediately to receive) any Stock Sale Net Proceeds, the Total Revolving Commitment shall be permanently reduced by an amount equal to thirty percent (30%) of such Stock Sale Net Proceeds; and

(C) if there is a Collateral Differential on any Collateral Measurement Date, the Total Revolving Commitment shall be permanently reduced by the amount of such Collateral Differential in accordance with Section 6.13.

Any reduction in the Total Revolving Commitment under this Section 2.1(b)(ii) shall be referred to as a “Mandatory Reduction” and shall be in addition to any Scheduled Reduction or any Optional Reduction.

(iii) Optional Reductions. Borrower may, at its option, reduce the Total Revolving Commitment from time to time upon at least two (2) Business Days’ prior written notice to Agent; provided that each such reduction

(an “Optional Reduction”) must be in an amount not less than $250,000. Each notice of an Optional Reduction shall be irrevocable and shall specify the effective date of such reduction, which date may not be earlier than the next Business Day after receipt by Agent of such notice.

(c) Amendment to Section 2.4(c). Section 2.4(c) of the Credit Agreement is hereby deleted and replaced with the following:

(c) On any date when Borrower receives (or becomes entitled immediately to receive) any Asset Sale Net Proceeds, Borrower shall pay to Lenders an amount equal to one hundred percent (100%) of such Asset Sale Net Proceeds.

(d) Amendment to Section 2.4(d). Section 2.4(d) of the Credit Agreement is hereby deleted and replaced with the following:

(d) On any date when Borrower receives (or becomes entitled immediately to receive) any Stock Sale Net Proceeds, Borrower shall pay to Lenders an amount equal to thirty percent (30%) of such Stock Sale Net Proceeds.

(e) Amendment to Section 2.9. Sections 2.9 is hereby deleted in its entirety and replaced with the following:

Section 2.9 Fees. In addition to certain fees described in Section 3.2(b), Borrower shall pay the following fees:

(a) Quarterly Commitment Fee. The Borrower shall pay Agent for the account of Lenders in accordance with each Lender’s Pro Rata Share, the following commitment fees on the following dates:

Date	Commitment Fee
October 31,2004	50 basis points (0.50%)
January 31, 2005	50 basis points (0.50%)
April 30, 2005	50 basis points (0.50%)
July 31,2005	125 basis points (1.25%)

The quarterly commitment fees are determined based on the amount of Total Revolving Commitment that is in effect on each of the dates specified above.

(b) Agent’s Fee. Immediately upon the execution and delivery of this Agreement, Borrower shall pay to Agent, for its own account, an Agent’s fee of One Hundred Thousand Dollars ($100,000). Such fee shall be deemed fully earned when due and non-refundable, in whole or in part, when paid.

(c) Commitment Reduction Fee. If the Total Revolving Commitment is greater than Thirty Eight Million Dollars ($38,000,000) on April 30, 2005, then Borrower shall, on that date, pay to Agent for the account of Lenders in accordance with their Pro Rata Shares, a commitment reduction fee of One Million Dollars ($1,000,000).

(f) Addition of Article 2A to Credit Agreement. The following Article 2A is added to and shall become a part of the Credit Agreement:

ARTICLE 2A

WARRANTS

2A.1 Warrant to Purchase Common Stock. As an additional inducement to the Lenders to enter into the Third Amendment, the Borrower agrees to issue and deliver to the Lenders as of the Third Amendment Effective Date, warrants of the Borrower to purchase, in the aggregate, 150,000 shares of common stock of the Borrower (constituting approximately 95/100 of one percent (0.95%) of the fully diluted shares of the common stock of the Borrower as of the Third Amendment Effective Date, exclusive of any unexercised stock options or warrants to purchase stock) for an exercise price of $0.01 per share (as amended, restated, supplemented or replaced from time to time, the “Warrants”). The Warrants shall be in substantially the form of Exhibit B hereto. The number of shares of common stock to be purchased by each Lender pursuant to the Warrants shall be determined in accordance with that Lender’s Pro Rata Share as of the Third Amendment Effective Date as follows: (i) Banc of America Strategic Solutions, Inc., 66,760 shares, (ii) U.S. Bank National Association, 44,877 shares, and (iii) Key Bank National Association, 38,363 shares. The number of shares that may be acquired upon the exercise of the Warrants and the price per share are also subject to adjustment in the manner and on the terms and conditions set forth in the Warrants. The Warrants may only be exercised as described below and are subject to the terms and conditions set forth in the Warrants.

2A.2 Warrant Vesting Event. The Warrants will not be exercisable until the earlier to occur of the following (the “Warrant Vesting Event”): (i) July 31, 2005 or (ii) reduction of the Total Revolving Commitment to no more than $6,000,000. The Warrants must be exercised, if at all, no later than July 31, 2009.

(g) Amendment to Section 6.1. Section 6.1 of the Credit Agreement is hereby deleted and replaced with the following:

Section 6.1 Use of Proceeds. Borrower will use solely for working capital purposes and other general corporate purposes of Borrower: (i) the proceeds of the Loans and the Letters of Credit (the “Proceeds”) and (ii) any Stock Sale Net Proceeds in excess of the amount payable under Section 2.4(d) and not otherwise paid to the Subordinated Noteholders in accordance with Section 7.15.

(h) Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 6.12 EBITDA. For each fiscal quarter ending as of the date indicated below (each, an “EBITDA Measurement Period”), Borrower shall maintain an EBITDA of not less than the corresponding amount set forth below (each a “Minimum EBITDA Amount”), subject to the adjustments in accordance with the Second Restructure Agreement.

Consolidated LTM EBITDA
July 31, 2004	$10,900,000
October 31, 2004	$9,400,000
January 31, 2005	$9,400,000
April 30, 2005	$10,000,000
July 31, 2005	$11,700,000
Consolidated Quarterly EBITDA
July 31, 2004	$2,300,000
October 31, 2004	$1,400,000
January 31, 2005	$1,600,000
April 30, 2005	$3,800,000
July 31, 2005	$3,400,000
Domestic LTM EBITDA
July 31, 2004	($1,300,000)
October 31, 2004	($1,800,000)
January 31, 2005	($1,150,000)
April 30, 2005	($500,000)
July 31, 2005	$500,000
Domestic Quarterly EBITDA
July 31, 2004	($450,000)
October 31, 2004	($1,700,000)
January 31, 2005	($500,000)
April 30, 2005	$600,000
July 31, 2005	$100,000

(i) Addition of Section 6.12A to Credit Agreement. The following Section 6.12A is added to and shall become a part of the Credit Agreement:

6.12A EBITDA Performance Premium. Borrower shall pay to Agent for the account of Lenders in accordance with each Lender’s Pro Rata Share, a premium (the “Performance Premium”) for each fiscal quarter in which any of Consolidated LTM EBITDA, Consolidated Quarterly EBITDA, Domestic LTM EBITDA or Domestic

Quarterly EBITDA is less than the corresponding amount set forth below for such period, subject to adjustment in accordance with the Second Restructure Agreement. The Performance Premium owing with respect to any such fiscal quarter shall equal twenty five (25) basis points (0.25%) times the average Total Utilization during such fiscal quarter. Any such payment, if required, shall be due five (5) Business Days after the earlier of: (i) the date when the financial statement covering such fiscal quarter is due under Section 6.9 or (ii) the date of the filing of any 10Q or 10K statement with the SEC covering such fiscal quarter. For avoidance of doubt, so long as Borrower pays the Performance Premium when required hereunder, failure to comply with the EBITDA requirements set forth below shall not, in itself, constitute an Event of Default.

EBITDA Measurement Period	Minimum EBITDA Amount
Consolidated LTM EBITDA:
July 31, 2004	$11,378,000
October 31, 2004	$10,385,000
January 31, 2005	$10,620,000
April 30, 2005	$11,275,000
July 31, 2005	$12,391,000
Consolidated Quarterly EBITDA:
July 31, 2004	$2,734,000
October 31, 2004	$1,983,000
January 31, 2005	$2,193,000
April 30, 2005	$4,366,000
July 31, 2005	$3,851,000
Domestic LTM EBITDA:
July 31, 2004	($798,000)
October 31, 2004	($1,224,000)
January 31, 2005	($409,000)
April 30, 2005	$297,000
July 31, 2005	$919,000
Domestic Quarterly EBITDA:
July 31, 2004	$66,000
October 31, 2004	($1,185,000)
January 31, 2005	$114,000
April 30, 2005	$1,302,000
July 31, 2005	$688,000

(j) Amendment to Section 6.13. Section 6.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 6.13 Minimum Collateral Requirements. As of each Collateral Measurement Date indicated below, Borrower shall maintain domestic (U.S.)

accounts receivable and inventory (excluding any accounts receivables and inventory of Flow Autoclave Systems, Inc.) whose net book value equals the amount set opposite such date, subject to adjustment in accordance with the Second Restructure Agreement. The Total Revolving Commitment shall automatically be reduced by an amount equal to the Collateral Differential within five (5) Business Days after the earlier of (i) the date when the financial statement covering the fiscal quarter ending on the applicable Collateral Measurement Date is due under Section 6.9 or (ii) the date of the filing of any 10Q or 10K statement with the SEC covering such fiscal quarter. However, any such shortfall shall not, in itself, be an Event of Default so long as Borrower timely makes any mandatory prepayments required as a result of such Mandatory Reduction.

Collateral Measurement Date	Minimum Collateral Amount
July 31,2004	$26,300,000
October 31, 2004	$27,400,000
January 31, 2005	$27,400,000
April 30,2005	$27,225,000
July 31, 2005	$27,775,000

(k) Amendment to Section 7.3. The following subsection (g) is added to the end of Section 7.3 of the Credit Agreement:

(i) ATAB has obtained extensions of credit from Handelsbanken (the “Handelsbanken Loans”) which may be secured by liens on and security interests in certain property in Sweden (the “Swedish Collateral”). Agent and Lenders acknowledge that the liens and security interest granted Handelsbanken in the Swedish Collateral may be senior to the liens and security interests in the Swedish Collateral granted in favor of Agent and Lenders. Agent and Lenders further acknowledge that the liens and security interests granted Handelsbanken in the Swedish Collateral as security for the Handelsbanken Loans (together with any amendments, extensions or renewals thereof and any refinancings there of with Handelsbanken or other lenders) may be prior to the liens and security interests in the Swedish Collateral granted in favor of Agent and Lenders.

Agent and Lenders further acknowledge that the Swedish Collateral may also secure certain pension obligations of ATAB and such security may be prior to the liens and security interest in the Swedish Collateral granted in favor of Agent and Lenders.

(ii) Lenders and Agent also acknowledge that FAC has obtained secured and unsecured extensions of credit from Chiao Tung Bank (the “Chiao Tung Loans”) and the secured Chiao Tung Loans may be secured by real property interests and other property of FAC located in Taiwan (the “Taiwan Collateral”). Agent and Lenders further acknowledge that any liens and security interests granted in the Taiwan Collateral as security for the Chiao Tung Loans (together with any amendments, extensions or renewals thereof, and any refinancings thereof with Chiao Tung Bank or other lenders) may be senior to the liens and security interests in the Taiwan Collateral granted in favor of Agent and Lenders.

(iii) Lenders and Agent also acknowledge and agree that FAC has obtained unsecured extensions of credit from First Commercial Bank (the “First Commercial Loans”) (together with any amendments, extensions or renewals thereof, and any refinancings thereof with First Commercial Bank or other lenders).

(iv) The refinancings described in the previous paragraphs (i) - (iii) refer only to those refinancings that do not exceed the maximum committed amount (plus any accrued but unpaid interest) of the Handelsbanken Loans, the Chiao Tung Loans or the First Commercial Loans, respectively.

(l) Amendment to Section 7.4. The following is added to the end of Section 7.4 of the Credit Agreement:

Notwithstanding the immediately preceding sentence, Agent and Lenders further acknowledge that Borrower and/or any Guarantors may guarantee the Handelsbanken Loans, the First Commercial Loans and/or the Chiao Tung Loans and any amendments, extensions or renewals thereof and any refinancings thereof with other lenders that do not exceed the maximum committed amount of such extensions of credit (plus any accrued but unpaid interest).

(m) Amendment to Section 7.5. Section 7.5 or the Credit Agreement is amended to add the following new clause (e) at the end thereof:

(e) any liens or security interests authorized under Section 7.3.

(n) Amendment to Section 7.10. Section 7.10 of the Credit Agreement is hereby deleted and replaced with the following:

Section 7.10 Capital Expenditures. Borrower shall not, nor shall it allow any Subsidiary to, make or become legally obligated to make any capital expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower during each time period set forth below, the amount set forth opposite such time period:

6 months ending October 31, 2004	$1,500,000
9 months ending January 31, 2005	$1,900,000
12 months ending April 30, 2005	$2,200,000
15 months ending July 31, 2005	$3,000,000

(o) Amendment to Section 7.11. Section 7.11 of the Credit Agreement is hereby deleted and replaced with the following:

Section 7.11 New Product Development Expenditures. Borrower shall not, nor shall it allow any Subsidiary to, fund or become legally obligated to fund any new product development costs, including without limitation, research, development and engineering costs, as indicated in the financial statements provided pursuant to Section 6.9, not exceeding in the aggregate for the Borrower during each time period set forth below, the amount set forth opposite such time period:

6 months ending October 31,2004	$6,475,000
9 months ending January 31, 2005	$9,650,000
12 months ending April 30, 2005	$12,700,000
15 months ending July 31, 2005	$16,335,000

(p) Amendment to Section 7.15. Section 7.15 of the Credit Agreement is hereby deleted and replaced with the following:

Section 7.15 Payments to Subordinated Noteholders. Borrower shall make no payments to Subordinated Noteholders before the full repayment of the Obligations under any Loan Document except that Borrower may pay Subordinated Noteholders an amount not to exceed fourteen percent (14%) of any Stock Sale Net Proceeds.

(q) Amendment to Section 8.1(e). The following sentence is added at the end of and shall become a part of Section 8.1(e):

Notwithstanding the foregoing, a default under the Handelsbanken Loans, the First Commercial Loans or the Chiao Tung Loans shall not be a default under this Agreement unless Borrower has failed to cure any such default within 30 days after receipt of written notice from Handelsbanken, First Commercial or Chiao Tung Bank (as applicable) of such default.

(r) Amendment to Section 8.1(n). Clause (ii) of Section 8.1(n) of the Credit Agreement is amended to read:

(ii) or any other of Borrower’s audited financial statements within 90 days after the end of Borrower’s fiscal year or any other of Borrower’s quarterly financial statements within 45 days after the end of any fiscal quarter of Borrower; provided, however, that any delay permitted by the Securities and Exchange Commission (“SEC”) in the filing of any required reports with the SEC shall not be a default under this section.

(s) Amendment to Section 11.6. The second sentence of Section 11.6 of the Credit Agreement is hereby deleted and replaced with the following:

Lenders may at any time assign or otherwise transfer all or any part of their respective interests under the Loan Documents (including assignments for security and sales of participations), but only with the prior written consent of Agent (which consent will not be unreasonably withheld), and to the extent of such assignment, the assignee shall have the same rights and benefits against Borrower and otherwise under the Loan Documents (including the right of setoff) as if such assignee were a Lender.

4. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Third Amendment shall not become effective unless and until each of the following conditions is fully and simultaneously satisfied:

(a) Delivery of Third Amendment. Borrower, Agent and each Lender shall have executed and delivered counterparts of this Third Amendment to Agent.

(b) Delivery of Notes. Borrower shall have executed and delivered to Bank of America, N.A., U.S. Bank National Association and KeyBank National Association promissory notes substantially in the form of Exhibits C-l, C-2 and C-3 hereto (the “Promissory Notes’”).

(c) Delivery of Second Restructure Agreement. Borrower, Agent and each Lender shall have executed and delivered counterparts of the Second Restructure Agreement to Agent.

(d) Delivery of Warrants. The Warrants shall have been delivered to the Agent for the benefit of each Lender.

(e) Payment of Fees. Borrower shall have paid to Agent the Agent’s fee described in Section 2(e) of this Third Amendment. Such fee shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(f) Reimbursement for Expenses. Borrower shall have reimbursed Agent and each Lender for all reasonable expenses actually incurred by Agent and each Lender in connection with this Third Amendment and the general restructuring of the terms of the Credit Agreement, including out-of-pocket expenses and reasonable travel expenses, attorneys fees, and financial advisor fees. Borrower shall also have paid all other amounts due and owing under the Loan Documents.

(g) Borrower Authority. Agent shall have received the following, each in form and substance satisfactory to the Agent: (i) such resolutions or other action, incumbency certificates and/or other certificates of officers of the Borrower as the Agent may reasonably require to establish the identities of and verify the authority and capacity of each officer thereof authorized to act as an officer in connection with this Third Amendment, the Promissory Notes and the Second Restructure Agreement and any other documents required to be executed in connection with this Third Amendment (collectively, the “Amendment Documents”‘); (ii) copies of any amendments to Borrower’s articles of incorporation or bylaws necessary to issue the Warrants and (iii) certificates of existence or good standing as the Agent may reasonably require to verify that the Borrower is duly incorporated or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business and where the failure to do so would have a Material Adverse Effect.

(h) Guarantor Authority. Agent shall have received the following, each in form and substance satisfactory to the Agent: such resolutions or other action, incumbency certificates and/or other certificates of officers of each Domestic Guarantor as the Agent may reasonably require to establish the identities of and verify the authority and capacity of each officer thereof authorized to act as an officer in connection with the Consent to Amendment to which such Domestic Guarantor is a party.

(i) Consent of Guarantor. Each Domestic Guarantor shall have executed a duly executed Consent to Amendment.

(j) Representations True; No Default. Except as otherwise provided on Schedule 1 attached hereto, the representations of Borrower as set forth in Article 5 of the Credit Agreement shall be true on and as of the date of this Third Amendment (except in the case of Section 5.19 of the Credit Agreement, which representation and warranty was intended to be made only as of the date of the Credit Agreement) with the same force and effect as if made on and as of this date or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution, delivery or performance of the Amendment Documents.

(k) Other Documents. Agent and Lenders shall have received such other documents, instruments, and undertakings as Agent and such Lender may reasonably request.

(l) Subordinated Noteholders. Agent shall have received satisfactory evidence (which shall be determined in the Agent’s sole discretion) that (i) the Subordinated Noteholders have waived any and all defaults (if any) under the Subordinated Note Purchase Agreement and the Subordinated Notes, (ii) the Subordinated Noteholders and Borrower have amended the Subordinated Note Purchase Agreement and the Subordinated Notes so (A) that any payments due to the Subordinated Noteholders thereunder, including interest and any fees, that are due prior to August 2, 2005 shall be paid in kind (except as otherwise permitted by Section 7.15), and (B) the financial covenants contained therein are consistent with the financial covenants in the Credit Agreement, as amended by this Third Amendment, and (iii) the Subordinated Noteholders have reviewed and consented in writing to this Third Amendment.

(m) Delivery of Alternative Financing Proposals. Borrower shall have delivered to Agent copies of any commitment letters or letters of intent (whether or not binding) for alternate financing received by Borrower prior to the Third Amendment Effective Date which provide for a total net commitment in excess of Thirty-Six Million Seven Hundred Thirty-Six Thousand Dollars ($36,736,000).

5. Post-Effective Date Conditions. Borrower shall comply with the following conditions within sixty (60) days after the Third Amendment Effective Date. Failure to satisfy the conditions set forth below within sixty (60) days after the Third Amendment Effective Date shall be an Event of Default:

(a) Foreign Guarantor Consent. Agent shall have received a duly executed Consent to Amendment from each Foreign Guarantor.

(b) Foreign Guarantor Authority. Agent shall have received the following, each in form and substance satisfactory to Agent: such resolutions or other action, incumbency certificates and/or other certificates of officers of each Foreign Guarantor as Agent may reasonably require to establish the identities of and verify the authority and capacity of each officer thereof authorized to act as an officer in connection with the Consent to Amendment to which such Foreign Guarantor is a party.

6. Release and Waiver. Borrower ratifies and reconfirms the Loan Documents and all of its obligations and liabilities thereunder and hereby waives and releases any and all defenses that it may now have or hereafter acquire with respect to the Loan Documents based on or otherwise relating to any events or circumstances which occurred or existed on or prior to the date hereof. Borrower hereby releases and forever discharges Agent, each Lender and their respective predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent cooperations, subsidiaries and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions and causes of action of any nature whatsoever, including without limitation, all claims, demands, and causes of actions for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, forseen or unforseen, and whether or not heretofore asserted, which Borrower may have or claim to have against any of Lender Group. Borrower agrees not to sue any of the Lender Group or in any way assist any other person or entity in suing Lender Group with respect to any claim released herein. This release provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein. Borrower represents and warrants that is the sole owner of the claims released by this release provision and Borrower has not conveyed or assigned any interest in such claims to any other person or entity. Borrower understands that this release provision was a material consideration in the agreement of Agent and Lenders to enter into this Third Amendment. It is the express intent of Borrower that the foregoing release and discharge be construed as broadly as possible in favor of the Lender Group so as to foreclose forever the assertion by Borrower of any claims released hereby against the Lender Group. If any term, provision, covenant or condition of this release provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions of this Third Amendment shall remain in full force and effect.

7. Representations and Warranties. Except as otherwise provided on Schedule 1 attached hereto, Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Third Amendment (except in the case of the first sentence of Section 5.19 of the Credit Agreement, which representation and warranty was intended to be made only as of the date of the Credit Agreement) and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

8. No Further Amendment. Except as expressly modified by the terms of this Third Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

9. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

10. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

11. Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number Three to Second Amended and Restated Credit Agreement as of the date first above written.

BORROWER:	FLOW INTERNATIONAL CORPORATION

By
Name:
Title:

LENDERS:	BANC OF AMERICA STRATEGIC SOLUTIONS, INC.

By
	Name:	Thomas E. Brown
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By
	Name:	Elizabeth C. Hengeveld
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By
	Name:	Stephen Barkley
	Title:	Senior Vice President

AGENT:	BANK OF AMERICA, N.A.

By
	Name:	Ken Puro
	Title:	Vice President

SCHEDULE 1

The representations and warranties referred to in Section 4(j) and Section 7 of the Third Amendment and contained in the following sections of Article 5 of the Credit Agreement are qualified as specified below:

1. Section 5.2(b). The Consent to Amendment has not been approved or executed by the Foreign Guarantors and will not be approved or executed by the Foreign Guarantors prior to the Third Amendment Effective Date. Delivery of the Consent to Amendment by the Foreign Guarantors is a post-closing obligation described further in Section 5 of the Third Amendment.

2. Section 5.6. In accordance with the terms of the applicable Loan Documents, Agent and Lenders do not have a first perfected lien on or security interest in Collateral located in Sweden and do not have a first perfected lien on or security interest in certain real property and fixtures located in Taiwan.

EXHIBIT A

FORM OF SECOND RESTRUCTURE AGREEMENT

EXHIBIT B

FORM OF WARRANT

EXHIBIT C-l

FORM OF BANC OF AMERICA STRATEGIC SOLUTIONS, INC.

PROMISSORY NOTE

EXHIBIT C-2

FORM OF U.S. BANK NATIONAL ASSOCIATION PROMISSORY NOTE

EXHIBIT C-3

FORM OF KEYBANK NATIONAL ASSOCIATION PROMISSORY NOTE

EXHIBIT D

CONSENT TO AMENDMENT

Each undersigned guarantor (each a “Guarantor”) is a guarantor of the indebtedness, liabilities and obligations of Flow International Corporation, a Washington corporation (the “Borrower”) under that certain Second Amended and Restated Credit Agreement dated as of July 28, 2003 (as amended by amendments numbered one, two and three (collectively, the “Amendments”), and as the same may be amended in the future from time to time, the “Credit Agreement”). All capitalized terms used but not defined in this consent shall have the meanings given them in the Credit Agreement.

Each Guarantor acknowledges that the Borrower, the Agent and the Lenders also entered into that certain Second Restructure Agreement dated as of July 28, 2004 (the “Second Restructure Agreement”) and the other Loan Documents described in the Credit Agreement.

Each Guarantor acknowledges that it has received a copy of the Credit Agreement (including without limitation, the Amendments) and the Second Restructure Agreement and each consent to their contents and the other Loan Documents (notwithstanding that such consent is not required). Each Guarantor ratifies and confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Credit Agreement and the other Loan Documents shall include, without limitation, the obligations of the Borrower under the Second Restructure Agreement.

Each Guarantor waives and releases any and all defenses that it may now have or hereafter acquire with respect to the Loan Documents based on or otherwise relating to any events or circumstances that occurred or existed on or prior to the Third Amendment Effective Date. Each Guarantor also releases and discharges the Agent, the Lenders, Alvarez, their respective affiliates and their respective officers, directors, agents, and employees from every claim, demand, and cause of action, whether presently known or unknown, suspected or unsuspected, that shall arise hereafter from any act, omission or condition that occurred or existed on or prior to the Third Amendment Effective Date.

This Guarantors’ Consent may be executed in counterparts, each of which shall be deemed an original and part of the same consent.

Washington Statutory Notice: ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

1

The Guarantors have caused this Guarantors’ Consent to be executed by their duly authorized officers or representatives as of July 28, 2004.

GUARANTORS:

AVURE TECHNOLOGIES, INC.	CIS ACQUISITION CORP.

By:	By:
Name:	Name:
Title:	Title:

FLOW WATER JET FLORIDA CORPORATION	FLOW ASIA CORPORATION

By:	By:
Name:	Name:
Title:	Title:

FLOW EUROPE GmbH	AVURE TECHNOLOGIES AB

By:	By:
Name:	Name:
Title:	Title:

FLOW EUROPE MANUFACTURING GmbH & CO. KG.	FLOW INTERNATIONAL FPS AB

By:	By:
Name:	Name:
Title:	Title:

FLOW HOLDINGS SAGL

By:
Name:
Title:

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SECOND RESTRUCTURE AGREEMENT

THIS SECOND RESTRUCTURE AGREEMENT (the “Agreement”) is made as of July 28, 2004, by and among BANC OF AMERICA STRATEGIC SOLUTIONS, INC., a Delaware corporation, a subsidiary of and as successor to Bank of America, N.A., U.S. BANK NATIONAL ASSOCIATION, KEYBANK NATIONAL ASSOCIATION (each individually a “Lender” and collectively the “Lenders”). BANK OF AMERICA, N.A. as agent for Lenders (the “Agent”) and FLOW INTERNATIONAL CORPORATION, a Washington corporation (the “Borrower”).

**CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

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**CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

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**CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

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**CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

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**CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

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**CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

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